Filed Pursuant to Rule 497(e)

Registration No.: 002-86188

ANCHOR SERIES TRUST

Multi-Asset Portfolio (the “Portfolio”)

Supplement dated October 3, 2014 to the Prospectus

dated May 1, 2014, as supplemented

On September 30, 2014, the Board of Trustees (the “Board”) of Anchor Series Trust approved a change in the Multi-Asset Portfolio’s name to the “SA BlackRock Multi-Asset Income Portfolio,” along with certain changes to the Portfolio’s investment goal and principal investment strategies. The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the changes to the Portfolio’s investment goal and principal investment strategies, and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective 60 days after filing (the “Effective Date”). It is currently expected that these changes will become effective on or about January 9, 2015.

The current investment goal of the Portfolio is long-term total investment return consistent with moderate investment risk. As of the Effective Date, the investment goal of the Portfolio will be current income with a secondary goal of capital appreciation.

The current principal investment strategies of the Portfolio include actively allocating the Portfolio’s assets among equity securities, investment grade fixed income securities and cash. As of the Effective Date, the Portfolio’s principal investment strategies will continue to include active allocation among such asset classes, but will include investing up to 80% of assets in equity securities and up to 100% of assets in fixed income securities. The Portfolio may also invest significantly in equity and/or fixed income exchange traded funds (ETFs) that may or may not be affiliated with the Portfolio’s subadviser.

BlackRock Investment Management, LLC (“BlackRock”) will serve as the subadviser to the Portfolio, replacing the Portfolio’s current subadviser as of the Effective Date. On September 30, 2014, the Board approved a new Subadvisory Agreement (the “New Subadvisory Agreement”) between SunAmerica and BlackRock with respect to the Portfolio, which will become effective on the Effective Date. The fees for services payable by SunAmerica to BlackRock under the New Subadvisory Agreement will be equal to an annual rate of 0.425% of average daily net assets on the first $100 million, 0.400% on the next $400 million, 0.375% on the next $500 million and 0.350% thereafter. As of the Effective Date, SunAmerica has agreed to waive a portion of its management fees so that the management fee rate is reduced from the current rate of 1.00% on the first $200 million, 0.875% on the next $300 million and 0.80% thereafter to 0.80% on the first $100 million, 0.77% on the next $400 million, 0.75% on the next $500 million and 0.72% thereafter. In addition, SunAmerica is currently waiving its fees and/or reimbursing expenses with respect to the Portfolio to the extent that the total annual operating expenses exceed 1.10% and 1.35% for Class 1 and 3 shares, respectively. As of the Effective Date, SunAmerica has agreed to waive its fees and/or reimburse expenses with respect to the Portfolio to the extent that the total annual operating expenses (excluding acquired fund fees and expenses and certain other expenses) exceed 0.58% and 0.83% for Class 1 and 3 shares, respectively.

An Information Statement will be sent to shareholders that will include information about BlackRock and the New Subadvisory Agreement.

Upon the Effective Date, an updated Prospectus reflecting all of the changes described in this supplement will be mailed to shareholders of the Portfolio. The updated Prospectus will include additional information about the changes to the Portfolio’s investment goal and principal investment strategies, and corresponding changes to the Portfolio’s risks. In addition, more information about the fees and expenses of the Portfolio, including the Total Annual Portfolio Operating Expenses before and after waivers and/or reimbursements and the estimated acquired fund fees and expenses, will be included in the updated Prospectus. Please read the Prospectus carefully.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.